UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2019

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (980) 299-5700
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 below is hereby incorporated by reference into this Item 2.03.

Item 8.01    Other Events.

On November 25, 2019, Albemarle Corporation (the “Company”) issued and sold $200,000,000 aggregate principal amount of Floating Rate Notes due 2022 (the “Floating Rate Notes”), Albemarle Wodgina Pty Ltd (ACN 630 509 303) (“Wodgina”), a wholly owned subsidiary of the Company, issued and sold $300,000,000 aggregate principal amount of 3.450% Senior Notes due 2029 (the “2029 Notes” and together with the Floating Rate Notes, the “USD Notes”) fully and unconditionally guaranteed on a senior unsecured basis by the Company. The USD Notes are governed by the Indenture, dated as of January 20, 2005, between the Company and U.S. Bank National Association (the “Trustee”), as successor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York), as trustee (the “Indenture”), as supplemented and amended from time to time including by the Fifth Supplemental Indenture, dated as of November 25, 2019, among the Company, Wodgina, and the Trustee (the “Fifth Supplemental Indenture”). The Fifth Supplemental Indenture is filed as Exhibit 4.1 hereto, the form of note for the Floating Rate Notes is filed as Exhibit 4.2 hereto, and the form of note for the 2029 Notes is filed as Exhibit 4.3 hereto.

The Floating Rate Notes mature on November 15, 2022 and pay interest quarterly on February 15, May 15, August 15, and November 15 of each year, commencing February 15, 2020 at a floating interest rate as more fully described in the Floating Rate Note filed as Exhibit 4.2 hereto.

The 2029 Notes mature on November 15, 2029 and pay interest semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2020 at a per annum rate of 3.450% until maturity.

The USD Notes are subject to certain redemption provisions and repurchase upon a Change of Control Triggering Event, as more fully described in the USD Notes filed as Exhibits 4.2 and 4.3 hereto.

On November 25, 2019, Albemarle New Holding GmbH, a company organized under the laws of the Federal Republic of Germany (“ANH”) and a wholly owned subsidiary of the Company, issued and sold outside the United States pursuant to Regulation S under the Securities Act of 1933, €500,000,000 aggregate principal amount of 1.125% Notes due 2025 (the “ 2025 Notes”) and €500,000,000 aggregate principal amount of 1.625% Notes due 2028 (the “2028 Notes” and together with the 2025 Notes, the “Euro Notes”) fully and unconditionally guaranteed on a senior unsecured basis by the Company.

The 2025 Notes mature on November 25, 2025 and pay interest annually in arrears on November 25 of each year, commencing on November 25, 2020 at a per annum rate of 1.125% until maturity. The 2028 Notes mature on November 25, 2028 and pay interest annually in arrears on November 25 of each year, commencing on November 25, 2020 at a per annum rate of 1.625% until maturity.

The Euro Notes are subject to certain redemption provisions and a repurchase upon a Change of Control Triggering Event, as more fully described in the Euro Notes filed as Exhibits 4.4 and 4.5 hereto.

The foregoing description of the USD Notes (forms of which are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and incorporated herein by reference) and the Euro Notes (forms of which are filed as Exhibits 4.4 and 4.5 to this Current Report on Form 8-K and incorporated herein by reference) and the Fifth Supplemental Indenture (which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference) are qualified in their entirety by reference to the USD Notes, the Euro Notes, and the Fifth Supplemental Indenture.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit Number	Exhibit Description
4.1	Fifth Supplemental Indenture, dated as of November 25, 2019, among Albemarle Corporation, Albemarle Wodgina Pty Ltd and U.S. Bank National Association, as trustee.
4.2	Form of Floating Rate Note due 2022.
4.3	Form of 3.450% Note due 2029.
4.4	Form of 1.125% Note due 2025.
4.5	Form of 1.625% Note due 2028.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: November 25, 2019	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel